Exhibit 99.2
Columbia Equity Trust — Fourth Quarter Supplemental Information

Columbia Equity Trust, Inc.
Fourth Quarter 2005
Supplemental Operating and Financial Data
(unaudited)
1750 H Street, NW
Suite 500
Washington, D.C. 20006
(202) 303 — 3080
www.columbiareit.com

Columbia Equity Trust — Fourth Quarter Supplemental Information

Comments Regarding Our Supplemental Information
The supplemental information provided within this report is unaudited and should be read in conjunction with Columbia Equity Trust, Inc.’s filings with the Securities and Exchange Commission (the “SEC”), including our 10-Q, our Registration Statement on Form S-11 (Registration No. 333-122644) filed on June 28, 2005 (the “Registration Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2005 to be filed in the near future.
The financial statements included in this report for the three and twelve months ended December 31, 2004 and for the period from January 1, 2005 to July 4, 2005 represent the results of operations and financial condition of Columbia Equity Trust Inc. Predecessor (“Columbia Predecessor”) prior to the completion of the Company’s IPO and various formation transactions. In addition, the financial statements included in this report represent the results of operations and financial condition of Columbia Equity Trust, Inc. for the period from September 30, 2005 to December 31, 2005. Due to the timing of the Company’s IPO and the formation transactions, we do not believe that the results of operations set forth in this document are necessarily indicative of our future operating results as a publicly-held company.
Columbia Predecessor ceased to exist as a reporting entity effective with the completion of the IPO and the formation transactions. Columbia Predecessor was not a legal entity but rather a combination of real estate entities under common ownership and management, as described in more detail in Note 1 to the financial statements.
The Company considers portions of this information to be forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used, the words “believe”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “project”, “result”, “should”, “will”, “anticipate” and similar expressions which do not relate solely to historical matters are intended to identify forward-looking statements. Any projection of revenues, earnings or losses, capital expenditures, distributions, capital structure or other financial terms is a forward-looking statement. Any forward-looking statements presented in this report, or which management may make orally or in writing from time to time, are based upon our management’s beliefs, assumptions and expectations of our future operations and economic performance, taking into account the information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us at the time that we make such statements. Should one or more of these risks, uncertainties or events materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected by the forward-looking statements. Accordingly, investors potential investors and other interested parties are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.
The risks described in documents that we file from time to time with the Securities and Exchange Commission, are not exhaustive. New risk factors may emerge from time to time and it is not possible for management to predict all risk factors, nor can it assess the impact of all risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events, or otherwise, and you should not rely upon these forward-looking statements after the date of this report.

Columbia Equity Trust — Fourth Quarter Supplemental Information

Columbia Equity Trust — Fourth Quarter Supplemental Information

Corporate Profile
Columbia Equity Trust, Inc. (“Columbia” or the “Company”) focuses on the acquisition, development, renovation, repositioning, ownership, management and operation of commercial office properties located predominantly in the Greater Washington, D.C. area. Columbia intends to be taxed as a real estate investment trust for federal income tax purposes.
As of December 31, 2005, we owned or maintained interests in a portfolio of 17 commercial office properties containing an aggregate of approximately 2.5 million net rentable square feet and one property under development that upon completion will comprise approximately 115,000 net rentable square feet.
Our goal is to generate attractive risk-adjusted investment returns for our shareholders by:
•	Investing in Small-to-Medium Size Office Buildings. We invest principally in small-to-medium size office properties as we believe these properties present opportunities for attractive risk-adjusted returns.

•	Maintaining a Selective and Strategic Geographic Focus. We focus predominantly on the Greater Washington, D.C. commercial office property market to take advantage of the strong economic and demographic character of that market, leverage our local market expertise and relationships and create economies of scale through the clustering of properties.

•	Applying Intensive and Efficient Asset Management. We intensively manage each of our properties through active property leasing and targeted capital improvements, which may include re-positioning or redeveloping certain properties, while maintaining efficiency through the outsourcing of non-strategic property functions.

•	Pursuing Strategic Joint Ventures. We selectively enter into joint ventures where appropriate to leverage our equity returns through fees and disproportionate cash flow distributions, as well as manage the risks associated with certain properties that may be inappropriate to wholly own due to size or vacancy levels.

•	Recycling Capital. We intend to capture the value created by our activities through opportunistic dispositions or recapitalizations. In this regard, we review each of our properties on a regular basis, weighing its future potential growth against its current market value to determine the appropriate investment plan for the property. We believe this discipline will generate attractive returns for our stockholders and facilitate our ability to finance growth internally with a lower cost of capital.

Columbia Equity Trust — Fourth Quarter Supplemental Information

Corporate Headquarters and Contact Information

1750 H Street, NW	Voice: 202-303-3080
Suite 500	Website: ColumbiaREIT.com
Washington, D.C. 20006	Email: IR@ColumbiaREIT.com
Board of Directors

Oliver T. Carr, III (management director)
     Chairman and Chief Executive Officer

John A. Schissel (management director)
     Chief Financial Officer

Bruce M. Johnson
     Managing Director and Chief Financial Officer,
     Regency Centers Corporation

Robert J. McGovern
     Chief Executive Officer, mkt10, inc.
     (former Chief Executive Officer CareerBuilder.com)
Rebecca L. Owen
     Senior Vice President and General Counsel,
     Clark Enterprises, Inc.

Hal A. Vasvari
     Chief Operating Officer, Madison Marquette
     (former Chief Operating Officer Federal Realty
     Investment Trust)

Thomas H. Young
     Chief Executive Officer and President,
Alliance Bankshares Corporation
Senior Management

Oliver T. Carr, III	Chairman and Chief Executive Officer

John A. Schissel	Chief Financial Officer

Clinton D. Fisch	Director of Acquisitions

Christian H. Clifford	Director of Asset Management

John M. Novack	Chief Accounting Officer
Research Coverage

A.G. Edwards	Stifel Nicolaus	Wachovia Securities

David L. Aubuchon	John W. Guinee	Christopher Haley
(314) 955-5452	(410) 454-5520	(443) 263-6773

Baird	Raymond James	Gregg Korondi
(443) 263-6579
Christopher R. Lucas	Paul D. Puryear
(703) 821-5780	(727) 567-2253

Ken Avalos
(727) 567-2660
Stock Listing
The common stock of Columbia Equity Trust, Inc. is listed on the New York Stock Exchange under the symbol “COE”.

Columbia Equity Trust — Fourth Quarter Supplemental Information

Financial, Operating and Share Summary

For three months ended or as of	9/30/2005	12/31/2005

Summary Portfolio Information

Properties
Wholly owned	7	9
Joint venture	8	8

Total	15	17

Net Rentable Square Feet
Wholly owned	793,657	957,188
Joint venture	1,556,871	1,557,166

Total	2,350,528	2,514,354

In-service properties occupancy, end of period	94%	94%
All properties occupancy, end of period	88%	89%

Properties Under Development	1	1
Net Rentable Area of Properties Under Development	115,368	115,368

Summary Financial Information

Selected Operating Data (includes pro rata share of joint venture interests where applicable)
Property Net Operating Income
Wholly owned	$2,115,015	$3,010,095
Joint venture (pro rata share)	2,215,295	2,518,361

Total Net Operating Income	4,330,310	5,528,456
Fee Income	239,376	314,678
General & Administrative Expense	(862,891)	(964,658)
Share Based Compensation	(1,700,060)	(231,850)
Interest Income	473,791	126,033
Interest Expense	(1,214,717)	(1,375,895)
Other Revenue/Expense	(31,814)	(91,784)

Funds From Operations	1,233,995	3,304,980

Selected Balance Sheet Data (includes pro rata share of joint venture interests where applicable)
Unrestricted Cash and Investments	$8,653,612	$8,149,634
Wholly Owned Real Estate Assets (includes related intangibles; excludes depreciation)	159,463,956	189,495,092
Joint Venture Real Estate Assets (equity investment plus pro rata share of debt)	120,972,176	119,875,725

Total Real Estate Assets and Cash / Investments	289,089,744	317,520,451

Funded Debt — Wholly Owned	19,000,000	49,358,998
Funded Debt — Joint Venture (pro rata share)	77,551,662	77,567,722

Total Funded Debt	96,551,662	126,926,720

Market value of shares and units outstanding, end of period	222,260,282	245,856,408
Total Funded Debt to Real Estate Assets and Cash Investments	33.4%	40.0%
Total Funded Debt to Total Market Capitalization	30.3%	34.0%

EPS, FFO and AFFO
Basic Net Income per Share	$(0.12)	$(0.06)
Diluted Net Income per Share	$(0.12)	$(0.06)

Diluted FFO per share	$0.08	$0.22
Dividends per share and common units	$0.12	$0.14

Summary Share Information

Average Daily Trading Volume — for period	86,927	42,057
High Price (market close)	$15.73	$16.15
Low Price (market close)	$14.50	$14.00

Closing Price, start of period	$15.33	$14.74
Closing Price, end of period	$14.60	$16.15
Closing Dividend Yield, end of period (annualized)	3.29%	3.47%

MSCI US REIT Index (RMZ), start of period	826	852
MSCI US REIT Index (RMZ), end of period	848	863

Weighted average shares — basic FFO	13,714,243	13,898,334
Weighted average shares — diluted FFO	15,039,216	15,223,307

Columbia Equity Trust — Fourth Quarter Supplemental Information

Fourth Quarter Notes
Results for the quarter ended December 31, 2005 included the following:
•	Quarterly Funds from Operations (“FFO”) totaled $3.3 million or $0.22 per diluted share. This is in line with the range of guidance of $0.21 to $0.23 per share provided by management on its third quarter 2005 earnings call.

•	Quarterly Adjusted Funds from Operations (“AFFO”) totaled $2.9 million. FFO and AFFO are supplemental non-GAAP financial measures used in the real estate industry to measure and compare the operating performance of real estate companies. A complete reconciliation containing adjustments from GAAP net income to FFO and AFFO is included at the end of this release.

•	The net loss for the quarter was $796,889 or $0.06 per diluted share.

•	Declared a dividend of $0.14 per share for the quarter which was paid on January 31, 2006.

•	Completed the acquisition of two properties, Patrick Henry Corporate Center and Oakton Corporate Center, for a combined purchase price of approximately $30.5 million at an expected weighted average first-year net operating income-to-purchase price return (cash basis) of approximately 7.6%.

•	Entered into purchase contracts to acquire two properties, 1025 Vermont Avenue and Georgetown Plaza, for a combined purchase price of $57.6 million. The acquisition of 1025 Vermont Avenue closed on January 12, 2006 at an expected first-year net operating income-to-purchase price return (cash basis) of approximately 6.7%. The closing of the acquisition of Georgetown Plaza is pending the completion of due diligence and other negotiations.

•	Eleven leases totaling approximately 68,300 square feet were signed during the quarter at a weighted average rental rate of $31.59 per square foot. Leases covering approximately 35,800 square feet of space expired throughout our portfolio during the quarter of which we renewed approximately 31,000 square feet resulting in a retention rate of 87%.

•	Overall portfolio occupancy for in-service properties at December 31, 2005 was 94% compared to 94% at the end of the third quarter of 2005. After giving effect to the Company’s Victory Point investment, which was acquired 100% vacant and is currently in lease-up, portfolio occupancy was 89% at December 31, 2005 and 88% at the end of the third quarter of 2005.

Columbia Equity Trust — Fourth Quarter Supplemental Information

Statement of Operations — Three Months Ending December 31, 2005
COLUMBIA EQUITY TRUST, INC.
AND COLUMBIA EQUITY TRUST, INC. PREDECESSOR
CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
For the Three Months Ended December 31

		Combined
	Consolidated	Columbia
	Columbia Equity	Predecessor for the
	Trust, Inc. for the	Three Months
	Three Months Ended	Ended
	December 31, 2005	December 31, 2004

Revenues
Base rents	$4,615,217	$—
Recoveries from tenants	264,370	—
Fee income	314,677	672,648
Parking and other income	536	—

Total revenues	5,194,800	672,648

Operating expenses
Property operating	1,005,925	—
Utilities	404,678	—
Real estate taxes and insurance	459,425	—
General and administrative	963,959	496,358
Share-based compensation cost	231,850	—
Depreciation and amortization	2,733,367	3,214

Total operating expenses	5,799,204	499,572

Operating income (loss)	(604,404)	173,076

Other income and expense
Interest income	71,899	6,438
Interest expense	(402,363)	(2,250)

Income (loss) before income taxes, equity in net income (loss) of unconsolidated real estate entities and minority interest	(934,868)	177,264

Equity in net income (loss) of unconsolidated real estate entities	103,404	(19,540)
Minority interest	59,575	—

Income (loss) before income taxes	(771,889)	157,724

Provision for income taxes	25,000	6,849

Net income (loss)	$(796,889)	$150,875

Net loss per common share — Basic and diluted	$(0.06)

Weighted average shares of common stock outstanding — Basic and diluted	13,863,334

Columbia Equity Trust — Fourth Quarter Supplemental Information

Consolidated Statement of Operations — Twelve Months Ending December 31, 2005
COLUMBIA EQUITY TRUST, INC.
AND COLUMBIA EQUITY TRUST, INC. PREDECESSOR
CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
For the Year Ended December 31

		Combined
	Consolidated	Columbia	Combined
	Columbia Equity	Predecessor for the	Columbia
	Trust, Inc. for the	Period	Predecessor for the
	Year Ended	January 1, 2005 to	Year Ended
	December 31, 2005	Through July 4, 2005	December 31, 2004

Revenues
Base rents	$7,485,628	$—	$—
Recoveries from tenants	407,774	—	—
Fee income	554,053	1,438,356	1,896,873
Parking and other income	23,261	—	—

Total revenues	8,470,716	1,438,356	1,896,873

Operating expenses
Property operating	1,507,085	—	—
Utilities	632,264	—	—
Real estate taxes and insurance	652,205	—	—
General and administrative	1,827,549	1,549,127	1,727,197
Share-based compensation cost	1,931,910	—	—
Depreciation and amortization	4,503,894	7,385	11,562

Total operating expenses	11,054,907	1,556,512	1,738,759

Operating income (loss)	(2,584,191)	(118,156)	158,114

Other income and expense
Interest income	514,390	21,450	15,921
Interest expense	(631,513)	(4,597)	(9,000)

Loss before income taxes, equity in net income (loss) of unconsolidated real estate entities and minority interest	(2,701,314)	(101,303)	165,035

Equity in net income of unconsolidated real estate entities	34,735	2,281,641	410,593
Minority interest	191,061	—	—

Income (loss) before income taxes	(2,475,518)	2,180,338	575,628

Provision for income taxes	25,000	231,884	6,849

Net income (loss)	$(2,500,518)	$1,948,454	$568,779

Net loss per common share — Basic and diluted	$(0.18)

Weighted average shares of common stock outstanding — Basic and diluted	13,773,334

Columbia Equity Trust — Fourth Quarter Supplemental Information

Consolidated Balance Sheets
COLUMBIA EQUITY TRUST, INC.
AND COLUMBIA EQUITY TRUST, INC. PREDECESSOR
CONSOLIDATED AND COMBINED BALANCE SHEETS

	Consolidated		Combined
	Columbia	Columbia	Columbia
	Equity Trust, Inc.	Equity Trust, Inc.	Predecessor
	December 31, 2005	December 31, 2004	December 31, 2004

Assets
Rental property
Land	$19,300,819	$—	$—
Buildings	120,509,954	—	—
Tenant improvements	24,377,997	—	—
Furniture, fixtures and equipment	1,088,989	—	—

	165,277,759	—	—
Accumulated depreciation	(2,805,222)	—	—

Total rental property, net	162,472,537	—	—

Cash and cash equivalents	5,434,582	—	1,188,146
Short-term investments	2,715,052	—	—
Restricted deposits	256,356	—	—
Accounts and other receivables, net of reserves for doubtful accounts of $39,401, $0 and $0 for the periods, respectively	1,039,510	—	185,864
Due from related parties	—	—	140,000
Investments in unconsolidated real estate entities	42,308,003	—	4,189,766
Accrued straight-line rents	524,258	—	—
Deferred leasing costs, net	490,609	—	—
Deferred financing costs, net	955,129	—	—
Intangible assets
Above market leases, net	3,610,453	—	—
In-place leases, net	15,813,098	—	—
Tenant relationships, net	6,387,594	—	—
Deferred offering costs	—	—	1,172,964
Prepaid expenses and other assets	1,323,308	—	137,030

Total assets	$243,330,489	$—	$7,013,770

Liabilities and Stockholders’ Equity

Liabilities
Revolving loan payable	$22,000,000	$—	$—
Mortgage notes payable	27,358,998	—	—
Accounts payable and accrued expenses	2,252,575	—	1,124,258
Profit sharing plan contribution payable	—	—	100,000
Accrued interest payable to stockholders	—	—	77,232
Notes payable to stockholders	—	—	90,000
Dividends payable	1,940,867	—	—
Security deposits	945,158	—	—
Rent received in advance	758,265	—	—
Deferred credits — Below market leases, net	1,593,812	—	—

Total liabilities	56,849,675	—	1,391,490

Commitments and contingencies

Minority interest	14,205,638	—	—

Stockholders’ equity
Preferred stock, $0.001 par value, 100,000,000 and 0 shares authorized in 2005 and 2004, respectively, 0 shares issued or outstanding in either period	—	—	—
Common stock, $0.001 par value, 500,000,000 and 1,000 shares authorized, and 13,863,334 and 1,000 shares issued and outstanding in 2005 and 2004, respectively	13,863	1	—
Additional paid-in capital	174,761,831	999	—
Less — Common stock subscribed	—	(1,000)	—
Accumulated deficit	(2,500,518)	—	—
Accumulated equity — Columbia Predecessor	—	—	5,622,280

Total stockholders’ equity	172,275,176	—	5,622,280

Total liabilities and stockholders’ equity	$243,330,489	$—	$7,013,770

Columbia Equity Trust — Fourth Quarter Supplemental Information

Funds From Operations and Adjusted Funds From Operations

		For the	For the
		Three Months	Three Months
		Ended	Ended
		9/30/2005	12/31/2005

	Funds From Operations

Net loss		$(1,702,929)	$(796,889)

Adjust for:	Real estate depreciation and amortization - consolidated entities	1,766,862	2,728,927
	Real estate depreciation and amortization - unconsolidated entities	1,301,548	1,432,517
	Minority interest in operating partnership	(131,486)	(59,575)

	Funds From Operations (FFO)	$1,233,995	$3,304,980

	Adjusted Funds From Operations

	Funds From Operations (FFO)	$1,233,995	$3,304,980

Adjust for:	Non real estate depreciation	3,665	4,441
	Amortization of deferred financing costs	28,149	63,042
	Amortization of above/below market leases	(59,762)	23,937
	Non-cash compensation	1,665,260	191,250
	Straight-line rental income	(353,495)	(446,095)
	Non-revenue enhancing/ recurring capital expenditures	(55,778)	(29,308)
	Second generation tenant improvements	(402,159)	(248,448)

	Adjusted Funds From Operations (AFFO)	$2,059,875	$2,863,799

	Distribution Metrics

	Dividends paid to common stockholders	$1,663,600	$1,940,867
	Dividends paid to operating partnership unit holders	128,397	149,796

	Total dividends paid	$1,791,997	$2,090,663

	Payout Ratios
	Dividends Paid to Share and Unit Holders / Funds from Operations	145.2%	63.3%
	Dividends Paid to Share and Unit Holders / Adjusted Funds From Operations	87.0%	73.0%
Certain third quarter amounts have been reclassified to conform to the fourth quarter presentation.

Columbia Equity Trust — Fourth Quarter Supplemental Information

Reconciliation of Earnings Per Share and Funds From Operations Per Share

	Three months ended	Three months ended
	9/30/2005	12/31/2005

Earnings Per Share (EPS)

Net loss	$(1,702,929)	$(796,889)
plus: distributions paid on vested LTIPS (if dilutive)	0	0

Net Income for Basic EPS	(1,702,929)	(796,889)

plus: dividends paid on nonvested LTIPs (if dilutive)	0	0

Net Income for Diluted EPS	$(1,702,929)	$(796,889)

Earnings Per Share (EPS)
Basic	(0.12)	(0.06)
Diluted	(0.12)	(0.06)

Funds From Operations Per Share (FFO)

Funds from Operations	$1,233,995	$3,304,980
adjust: minority interests in operating partnership	(88,416)	(236,802)
plus: distributions paid on vested LTIPs	4,200	4,900

Funds from Operations for Basic FFO	1,149,779	3,073,078

adjust: minority interests in operating partnership	88,416	236,802
plus: distributions paid on nonvested LTIPs	30,600	35,700

Funds from Operations for Diluted FFO	$1,268,795	$3,345,580

Funds from Operations per Share
Basic	0.08	0.22
Diluted	0.08	0.22

Weighted Average Shares Outstanding — EPS

Weighted Average Shares for Earnings Per Share
Common Shares — weighted average	13,679,243	13,863,334
plus: vested LTIP Units (if dilutive)	0	0

Weighted Average Shares — Basic EPS	13,679,243	13,863,334

plus: non vested LTIP units (if dilutive)	0	0

Weighted Average Shares — Diluted EPS	13,679,243	13,863,334

Weighted Average Shares Outstanding — FFO

Weighted Average Shares for Funds From Operations
Common Shares — weighted average	13,679,243	13,863,334
plus: vested LTIP Units (if dilutive)	35,000	35,000

Weighted Average Shares — Basic FFO	13,714,243	13,898,334

plus: Operating Partnership Units — weighted average	1,069,973	1,069,973
plus: non vested LTIP units (if dilutive)	255,000	255,000

Weighted Average Shares — Diluted FFO	15,039,216	15,223,307

Certain third quarter amounts have been reclassified to conform to the fourth quarter presentation

Columbia Equity Trust — Fourth Quarter Supplemental Information

Common Share and Equivalents Summary
Common Share and Equivalents Summary

For the Quarter Ending	9/30/2005	12/31/2005

Common Shares
Common shares — beginning of period	12,063,334	13,863,334
Common shares — end of period	13,863,334	13,863,334
Common shares — weighted average	13,679,243	13,863,334

Operating Partnership Units
Operating partnership units — beginning of period	1,069,973	1,069,973
Operating partnership units — end of period	1,069,973	1,069,973
Operating partnership units — weighted average	1,069,973	1,069,973

LTIP Units
LTIP units (vested and non vested) — beginning of period	290,000	290,000
LTIP units (vested and non vested) — end of period	290,000	290,000
LTIP units (vested and non vested) — weighted average	290,000	290,000

Basic and Diluted Shares and Units Outstanding
Weighted Average Shares and Units — Basic	13,714,243	13,898,334
Weighted Average Shares and Units — Diluted	15,039,216	15,223,307

Columbia Equity Trust — Fourth Quarter Supplemental Information

Fee Income Summary

Fee Income For Quarter Ending	9/30/2005	12/31/2005

JV Properties	$72,425	$75,437
Third Party — Recurring	76,870	74,909
Construction Management	18,746	41,775
Third Party — Non-Recurring	71,334	122,556

Total Fees	239,376	314,677

Columbia Equity Trust — Fourth Quarter Supplemental Information

Net Operating Income Summary — Wholly-Owned Properties
For the period October 1, 2005 to December 31, 2005

				Loudoun	Meadows			Patrick			Wholly-Owned
	Fair Oaks	Greenbriar	Lee Road	Gateway	IV	Oakton	Park Plaza II	Henry	Sherwood	Eliminations	Total
Columbia Ownership Interest	100%	100%	100%	100%	100%	100%	100%	100%	100%
Period — Start	10/01/2005	10/01/2005	10/01/2005	10/01/2005	10/01/2005	12/09/2005	10/01/2005	12/01/2005	10/01/2005
Period — End	12/31/2005	12/31/2005	12/31/2005	12/31/2005	12/31/2005	12/31/2005	12/31/2005	12/31/2005	12/31/2005

Rental Revenues
Base rents	$603,093	$461,856	$531,591	$383,112	$804,213	$99,175	$923,136	$142,028	$503,851	$—	$4,452,055
Straight-line rents	21,457	22,365	32,021	25,272	86,658	7,265	64,989	10,466	23,504	—	293,997
Deferred market rental revenue (amort)	(35,455)	(5,712)	(15,704)	14,233	(2,261)	1,275	(85,524)	(444)	(1,242)	—	(130,834)
Recoveries from tenants	29,755	27,886	21,217	59,918	47,324	4,479	76,341	207	(2,759)	—	264,369
Other income	(1,464)	8,166	—	—	—	—	2,970	2,063	(11,200)	—	535

Total Rental Revenues	617,386	514,561	569,125	482,535	935,935	112,194	981,912	154,320	512,154	—	4,880,123

Operating Expenses
Property operating expenses	340,774	239,507	187,324	80,934	389,571	26,460	397,669	44,569	224,031	(60,811)	1,870,028

Net Operating Income (GAAP)	276,612	275,054	381,801	401,601	546,364	85,734	584,243	109,751	288,123	60,811	3,010,095

Adjustments for non-cash items
Straight-line rents	(21,457)	(22,365)	(32,021)	(25,272)	(86,658)	(7,265)	(64,989)	(10,466)	(23,504)	—	(293,997)
Deferred market rental revenue (amort)	35,455	5,712	15,704	(14,233)	2,261	(1,275)	85,524	444	1,242	—	130,834

Net Operating Income (Cash)	290,610	258,401	365,484	362,096	461,967	77,194	604,778	99,729	265,861	60,811	2,846,932

Interest Expense — Property Specific (1)	—	—	—	—	240,350	—	—	36,509	—	—	276,859

Cash Flow after Interest Expense (GAAP)	276,612	275,054	381,801	401,601	306,014	85,734	584,243	73,242	288,123	60,811	2,733,236

(1)	Includes only property specific mortgage debt. Does not include revolving line of credit interest expense. Revolver secured by Fair Oaks, Greenbriar, Loudoun Gateway IV and Sherwood properties.

Columbia Equity Trust — Fourth Quarter Supplemental Information

Net Operating Income Summary — Joint Venture Properties
For the period October 1, 2005 to December 31, 2005

		Atrium	Barlow	Independence	King	Madison	Suffolk	Victory		Joint Venture
	1575 Eye Street	Building	Building	Center	Street	Place	Building	Point	Eliminations	Total
Columbia Ownership Interest	9.2%	37.0%	40.0%	14.7%	50.0%	50.0%	36.5%	10.0%
Period — Start	10/01/2005	10/01/2005	10/01/2005	10/01/2005	10/01/2005	10/01/2005	10/01/2005	10/01/2005
Period — End	12/31/2005	12/31/2005	12/31/2005	12/31/2005	12/31/2005	12/31/2005	12/31/2005	12/31/2005

Rental Revenues
Base rents	$175,371	$364,658	$907,740	$227,576	$482,260	$281,985	$495,132	$—	$—	$2,934,722
Straight-line rents	10,767	14,955	53,257	17,893	18,850	19,234	17,141	—	—	152,098
Deferred market rental revenue (amort)	—	(1,450)	65,312	—	20,485	(15,935)	38,485	—	—	106,897
Recoveries from tenants	52,866	64,813	59,396	886	(461)	15,584	(11,227)	—	—	181,857
Other income	10,061	65,869	14,007	—	16,984	22,154	30,660	—	—	159,735

Total Rental Revenues	249,065	508,846	1,099,712	246,355	538,118	323,022	570,191	—	—	3,535,309

Operating Expenses
Property operating expenses	77,624	143,187	362,923	79,625	195,138	142,971	44,457	16,421	(45,398)	1,016,948

Net Operating Income (GAAP)	171,441	365,658	736,789	166,731	342,980	180,051	525,734	(16,421)	45,398	2,518,361

Adjustments for non-cash items
Straight-line rents	(10,767)	(14,955)	(53,257)	(17,893)	(18,850)	(19,234)	(17,141)	—	—	(152,098)
Deferred market rental revenue (amort)	—	1,450	(65,312)	—	(20,485)	15,935	(38,485)	—	—	(106,897)

Net Operating Income (Cash)	160,674	352,153	618,220	148,838	303,645	176,752	470,108	(16,421)	45,398	2,259,366

Interest Expense — Property Specific	63,584	174,783	316,950	57,836	136,379	86,519	197,629	—		1,033,680

Cash Flow after Interest Expense (GAAP)	107,857	190,875	419,839	108,895	206,601	93,531	328,105	(16,421)	45,398	1,484,681

Columbia Equity Trust — Fourth Quarter Supplemental Information

Debt Financing Summary as of December 31, 2005

							Debt Amortization and Principal Maturities Schedule
						Columbia
	Columbia	Secured/	Interest	Maturity	Principal	Share
	Share	Unsecured	Rate	Date	Balance	of Debt	2006	2007	2008	2009	2010	2011	2012	Thereafter

Corporate / Wholly Owned

Fixed Rate Debt
Patrick Henry	100%	Secured	5.02%	Apr - 2009	$8,445,643	$8,445,643	131,691	138,553	144,590	8,030,809	$—	$—	$—	$—
Meadows IV	100%	Secured	4.95%	Nov - 2011	19,000,000	19,000,000	—	—	—	—	—	19,000,000	—	—

Variable Rate Debt
Revolving Credit Facility	100%	Secured	L+1.10-1.35%	Nov - 2007	22,000,000	22,000,000	—	22,000,000	—	—	—	—	—	—

Total Wholly Owned		—	—	—	49,445,643	49,445,643	131,691	22,138,553	144,590	8,030,809	—	19,000,000	—	—

Joint Venture

Fixed Rate Debt
King Street	50%	Secured	5.06%	Mar - 2008	21,640,155	10,820,077	501,491	527,463	20,611,200	—	—	—	—	—
Madison Place	50%	Secured	4.49%	Aug - 2008	15,358,591	7,679,296	320,541	365,036	14,673,014	—	—	—	—	—
1575 Eye Street	9%	Secured	6.82%	Mar - 2009	42,454,939	3,893,118	—	—	—	42,454,939	—	—	—	—
Independence Center I	15%	Secured	5.04%	Sep - 2009	31,028,648	4,573,623	695,291	731,154	768,868	28,833,335	—	—	—	—
Independence Center II	8%	Secured	6.02%	Sep - 2009	2,225,824	178,066	—	2,271	28,140	2,195,412
Barlow Building	40%	Secured	5.04%	Aug - 2012	61,750,000	24,700,000	—	—	—	—	—	—	61,750,000	—
Atrium — Loan # 1	37%	Secured	8.43%	Sep - 2012	18,054,307	6,680,093	342,631	405,134	440,637	479,253	521,252	566,931	15,298,469	—
Atrium — Loan # 2	37%	Secured	6.21%	Sep - 2012	5,833,104	2,158,248	104,374	120,830	128,551	136,765	145,504	154,801	5,042,278	—
Suffolk	37%	Secured	5.10%	May - 2015	42,000,000	15,330,000	—	—	—	—	—	—	327,135	41,672,865

Variable Rate Debt
Victory Point	10%	Secured	LIBOR+2.95%	Mar - 2008	15,552,012	1,555,201	—	—	15,552,012

Total Joint Venture Financing		—	—	—	255,897,578	77,567,722	1,964,328	2,151,888	52,202,422	74,099,704	666,756	721,732	82,417,882	41,672,865

CORPORATE and PORTFOLIO TOTALS					305,343,221	127,013,365	2,096,019	24,290,441	52,347,012	82,130,513	666,756	19,721,732	82,417,882	41,672,865

Net premium / (discount) to adjust to fair value of debt					(86,645)	(86,645)

GAAP Debt Balance					305,256,576	126,926,720

COLUMBIA SHARE of DEBT AMORTIZATION / MATURITIES							810,585	22,887,363	19,668,080	16,577,520	246,700	19,267,041	32,345,481	15,210,596
Percentage of Columbia’s Share of Debt Amortization / Maturities							0.6%	18.0%	15.5%	13.1%	0.2%	15.2%	25.5%	12.0%

Columbia Equity Trust — Fourth Quarter Supplemental Information

Debt Financing Summary as of December 31, 2005 (continued)
Weighted Average Cost of Debt — 12/31/2005
Columbia Total
Adjusted for Columbia’s Pro Rata Share of Joint Venture Debt

	Outstanding	Percentage	Weighted Average
	Balance	of Total Debt	Rate	Term

Fixed Rate	103,458,164	81%	5.30%	5.7 years
Variable Rate	23,555,201	19%	6.26%	1.9 years

Total	127,013,365	100%	5.48%	5.0 years

Portfolio Total
Gross (unadjusted for Columbia’s pro rata share)

	Outstanding	Percentage	Weighted Average
	Balance	of Total Debt	Rate	Term

Fixed Rate	267,791,209	88%	5.56%	5.5 years
Variable Rate	37,552,012	12%	5.66%	2.1 years

Total	305,343,221	100%	5.57%	5.1 years

Columbia Equity Trust — Fourth Quarter Supplemental Information

Debt Financing Summary as of December 31, 2005 (continued)

	Columbia	Recourse/	Facility
Facility	Ownership	Non-Recourse (1)	Secured by
Corporate / Wholly Owned
Patrick Henry	100%	Non-recourse	Patrick Henry
Meadows IV	100%	Non-recourse	Meadows IV
Revolving Credit Facility	100%	Recourse	Fair Oaks, Greenbriar,
			Loudoun Gateway IV, Sherwood

Joint Venture
King Street	50%	Non-recourse	King Street
Madison Place	50%	Non-recourse	Madison Place
Barlow Building	40%	Non-recourse	Barlow Building
Atrium — Loan # 1	37%	Non-recourse	Atrium
Atrium — Loan # 2	37%	Non-recourse	Atrium
Suffolk	37%	Non-recourse	Suffolk
Independence Center I	15%	Non-recourse	Independence Center I
Victory Point	10%	Non-recourse	Victory Point
1575 Eye Street	9%	Non-recourse	1575 Eye Street
Independence Center II	8%	Partial Recourse	Independence Center II
Note
1.	Indicates whether outstandings under facility are recourse to Columbia Equity Trust, Inc.

Columbia Equity Trust — Fourth Quarter Supplemental Information

Summary Portfolio Information
Acquisition Summary

		Expected					Net	Occupancy
		Year One	Purchase			Year Built/	Rentable	as of
Property	Interest	Cap Rate (1)	Price	Tenancy / Status	Location / Sub-Market	Renovated	Area (SF)	12/31
Third Quarter 2005
14700 Lee Road	100%	7.20%	$23,950,000	Single / In-Service	Northern VA Westfields	2000	84,652	100%
Park Plaza II (2)	100%	7.40%	35,000,000	Multi / In-Service	Suburban MD North Rockville	2001	126,228	98%

Fourth Quarter 2005
Patrick Henry	100%	8.20%	14,500,000	Multi / In-Service	Hampton Roads VA Newport News	1989	98,883	92%
Oakton	100%	7.00%	16,000,000	Multi / In-Service	Northern VA Fairfax Center	1985	64,648	100%

First Quarter 2006
1025 Vermont Avenue	100%	6.70%	34,100,000	Multi / In-Service	CBD Washington, DC	1963 / 1987	115,000	100%

Totals		7.20%	123,550,000				489,411	98%

(1)	Expected first year net operating income to purchase price return (cash basis).

(2)	Acquired subject to a ground lease with a remaining term of approximately 70 years (including extension options).

Columbia Equity Trust — Fourth Quarter Supplemental Information

Property Ownership and Occupancy: Wholly Owned vs. Joint Venture Properties
I. Portfolio Summary as of December 31, 2005

					Occupancy
					In-Service Properties (1)			All Properties (1)
Ownership		Net Rentable	Annualized Rent	Rent as a %	as of	as of	as of	as of	as of	as of
Status	Properties	Area (SF)	(Columbia Share)	of Portfolio	6/30	9/30	12/31	6/30	9/30	12/31
Wholly Owned	9	957,188	20,441,832	63.2%	87%	95%	95%	87%	95%	95%
Joint Venture	8	1,557,166	11,920,382	36.8%	94%	94%	94%	85%	85%	85%

Total	17	2,514,354	32,362,214	100.0%	92%	94%	94%	86%	88%	89%
II. Property Count

	9/30/2005	12/31/2005
In-Service
Wholly Owned	7	9
Joint Venture	7	7

Lease-Up
Wholly Owned	0	0
Joint Venture	1	1

Total Property Count	16	17

Other
Buildings Under Development	1	1
Note
(1)	Assets acquired with significant vacancies (in excess of 35%) are considered Out of Service. A property is returned to service the earlier of one year or once occupancy exceeds 65%. The Company’s Victory Point property in which it maintains a 10% interest is currently designated as a Lease-Up asset.

21

Columbia Equity Trust — Fourth Quarter Supplemental Information

Property Schedule — Wholly Owned Properties
As of December 31, 2005

									Occupancy
								Net				Total	% of
		Venture					Year Built/	Rentable	as of	as of	as of	Annualized	Columbia
Property	Interest	Partner	Tenancy / Status	Location / Sub-Market		Acquired	Renovated	Area (SF)	6/30	9/30	12/31	Rent (1)	Rents
14700 Lee Road	100%	—	Single / In-Service	Northern VA	Westfields	2005	2000	84,652	—	100%	100%	2,084,580	6.4%
Fair Oaks	100%	—	Multi / In-Service	Northern VA	Fairfax Center	2001	1985	126,949	84%	84%	84%	2,450,448	7.6%
Greenbriar	100%	—	Multi / In-Service	Northern VA	Fairfax Center	2001	1985 - 1998	111,721	60%	83%	82%	1,977,960	6.1%
Loudoun Gateway IV	100%	—	Single / In-Service	Northern VA	Rte 28 N/ Dulles	2005	2002	102,987	100%	100%	100%	1,532,448	4.8%
Meadows IV	100%	—	Multi / In-Service	Northern VA	Westfields	2004	1988 - 1997	148,160	100%	100%	100%	3,216,852	9.9%
Oakton	100%	—	Multi / In-Service	Northern VA	Fairfax Center	2005	1985	64,648	—	—	100%	1,676,964	5.2%
Park Plaza II (2)	100%	—	Multi / In-Service	Suburban MD	North Rockville	2005	2001	126,228	—	97%	98%	3,716,760	11.5%
Patrick Henry	100%	—	Multi / In-Service	Hampton Roads VA	Newport News	2005	1989	98,883	—	—	92%	1,716,312	5.3%
Sherwood Plaza	100%	—	Multi / In-Service	Northern VA	Fairfax Center	2000	1984	92,960	91%	100%	100%	2,069,508	6.4%

Totals								957,188	87%	95%	95%	20,441,832	63.2%

(1)	Total Annualized Rent is the monthly contractual base rent as of December 31, 2005 multiplied by 12.

(2)	Acquired subject to a ground lease with a remaining term, including extension options, of approximately 70 years.

22

Columbia Equity Trust — Fourth Quarter Supplemental Information

Property Schedule — Joint Venture Properties
As of December 31, 2005

									Occupancy
													Columbia's
													Share
								Net				Total	as a % of
		Venture					Year Built/	Rentable	as of	as of	as of	Annualized	Columbia's
Property	Interest	Partner	Tenancy / Status	Location / Sub-Market		Acquired	Renovated	Area (SF)	6/30	9/30	12/31	Rent (1)	Rents
In-Service Properties
King Street	50.0%	Aetna	Multi / In-Service	Northern VA	Alexandria	1999	1984 - 2004	149,080	85%	86%	87%	3,879,540	6.0%
Madison Place	50.0%	Aetna	Multi / In-Service	Northern VA	Alexandria	2003	1989	108,252	79%	79%	79%	2,237,256	3.5%
Barlow Building	40.0%	JPMIM	Multi / In-Service	Suburban MD	Chevy Chase	2005	1966 - 2001	270,562	96%	95%	94%	8,800,164	10.8%
Atrium Building	37.0%	Aetna	Multi / In-Service	Northern VA	Alexandria	2004	1978 - 1999	138,507	100%	100%	100%	3,951,096	4.5%
Suffolk Building	36.5%	JPMIM	Single / In-Service	Northern VA	Skyline	2005	1964 - 2003	257,425	100%	100%	100%	6,358,800	7.2%
Independence Center	14.7%	JPMIM	Multi / In-Service	Northern VA	Westfields	2002	1999	275,002	91%	91%	92%	5,702,076	2.6%
1575 Eye Street	9.2%	Aetna; ASAE	Multi / In-Service	Washington DC	CBD	2002	1979	210,372	99%	99%	99%	7,836,036	2.2%

Sub-Total In-Service								1,409,200	94%	94%	94%	38,764,968	36.8%

Non-Operating Properties
Victory Point	10.0%	JPMIM	Multi / Lease-Up	Northern VA	Westfields	2005	1989 - 2005	147,966	0%	0%	0%	0	0.0%

Total Joint Venture Properties								1,557,166	85%	85%	85%	38,764,968	36.8%

(1)	Total Annualized Rent is the monthly contractual base rent as of December 31, 2005 multiplied by 12.

23

Columbia Equity Trust — Fourth Quarter Supplemental Information

Development Summary
As of December 31, 2005

							Approximate
	Ownership	Venture	Net Rentable	Percentage	Projected	Budgeted	Cost to	Development	Projected
Property	Interest	Partner	Area	Leased	Stabilized Yield	Cost	Date	Commencement	Completion Date

Independence Center II	8.0%	JPMIM	115,368	0.0%	8.65%	$24,500,000	$10,900,000	July - 2005	September - 2006
		Holualoa

Columbia Equity Trust — Fourth Quarter Supplemental Information

Significant Tenants — As of December 31, 2005

			Gross Portfolio (including Joint Venture Partners' Share)				Columbia's Pro Rata Share
									Weighted
				Percentage of		Percentage of		Percentage	Average
		Number of	Total Leased	Total Leased	Annualized	Annualized	Annualized	of Annualized	Remaining
Tenant (1)	Sector	Properties	Square Feet	Square Feet	Base Rent (2)	Base Rent	Base Rent	Base Rent	Lease Term

General Dynamics Corp. (3)	Defense	2	101,373	4.5%	2,559,780	4.3%	2,559,780	7.9%	4.5
United States Government (4)	Federal Government	5	269,800	12.1%	8,140,836	13.7%	1,954,201	6.0%	6.2
CACI, Inc.	Gov. Contracting	1	74,255	3.3%	1,694,472	2.9%	1,694,472	5.2%	3.9
Institutional Shareholder Services	Professional - Advisory	1	53,780	2.4%	1,657,476	2.8%	1,657,476	5.1%	6.6
America Online, Inc. (5)	Technology	1	102,987	4.6%	1,532,448	2.6%	1,532,448	4.7%	6.1
Online Resources Corporation	Technology/Banking	1	73,905	3.3%	1,522,380	2.6%	1,522,380	4.7%	8.6
Northrop Grumman (6)	Defense	2	239,635	10.7%	5,242,236	8.9%	1,440,056	4.4%	6.7
TKC Communications	Gov. Contracting	1	112,874	5.1%	3,139,020	5.3%	1,145,742	3.5%	3.5
Vance International	Professional - Security	1	41,968	1.9%	1,066,728	1.8%	1,066,728	3.3%	6.0
SI International	Gov. Contracting	1	23,980	1.1%	826,116	1.4%	826,116	2.6%	6.0
Oliff & Berridge	Professional - Legal	1	76,872	3.4%	2,116,728	3.6%	783,189	2.4%	5.2
Opus East	Real Estate	1	20,545	0.9%	539,916	0.9%	539,916	1.7%	4.7
J. Spargo & Associates	Professional - Management	1	21,955	1.0%	528,276	0.9%	528,276	1.6%	8.9
Long & Foster Real Estate	Professional - Real Estate	3	28,843	1.3%	667,920	1.1%	518,400	1.6%	2.7
Patten, Wornom, Hatten	Professional - Legal	1	25,606	1.1%	402,276	0.7%	402,276	1.2%	5.1

Totals			1,268,378	56.8%	31,636,608	53.4%	18,171,456	56.2%	5.7

(1)	Actual tenant obligated under the respective lease may be a subsidiary of entity named.

(2)	Total Annualized Base Rent is the monthly contractual base rent as of December 31, 2005 multiplied by 12.

(3)	A subsidiary of General Dynamics is obligated under the lease which currently expires in February 2011. Tenant has one time right to terminate lease with respect to 42,326 square feet in February 2008 subject to 12 months prior notice and certain termination penalties.

(4)	The General Services Administration which leases 144,551 square feet in the Suffolk Building, has the right to terminate its lease in 2010, subject to six months notice. The lease currently expires in 2013.

(5)	America Online’s lease currently expires in December 2012. Tenant has option to terminate its lease in 2010 subject to nine months notice and a lease termination payment of one year’s base rent.

(6)	A subsidiary of Northrop Grumman has the option to terminate a portion of its lease for 118,421 square feet in whole or in part in 2009, subject to three months notice.

Columbia Equity Trust — Fourth Quarter Supplemental Information

Lease Expiration Schedule
As of December 31, 2005

											Columbia's Share
	Number of Leases		Net Rentable Area (NRA)				Annualized Base Rents (1)				of Annualized Rents
					Total	Percent			Total Portfolio	Percent
	Wholly	Joint	Wholly	Joint	Portfolio	of Total	Wholly	Joint	Annualized	of Total		Percent of
Year	Owned	Venture	Owned	Venture	NRA	Portfolio	Owned	Venture	Base Rents	Portfolio	Pro Rata Share	Pro Rata Share

12/31/05	—	2	—	7,247	7,247	0.3%	—	238,716	238,716	0.4%	70,940	0.2%
2006	7	26	43,621	72,997	116,618	5.2%	969,732	2,460,960	3,430,692	5.8%	1,923,061	5.9%
2007	6	21	16,739	63,557	80,296	3.6%	373,116	1,955,748	2,328,864	3.9%	1,019,415	3.2%
2008	13	30	59,997	116,731	176,728	7.9%	1,423,872	4,071,804	5,495,676	9.3%	2,451,622	7.6%
2009	18	26	203,149	245,705	448,854	20.1%	4,593,612	6,726,660	11,320,272	19.1%	6,894,735	21.3%
2010	16	31	55,777	147,475	203,252	9.1%	1,268,340	5,231,964	6,500,304	11.0%	2,200,908	6.8%
2011 (2)	12	20	189,111	132,474	321,585	14.4%	4,587,072	4,740,288	9,327,360	15.8%	6,359,161	19.6%
2012 (3)	16	10	216,009	43,495	259,504	11.6%	4,614,048	1,306,752	5,920,800	10.0%	5,198,133	16.1%
2013 (4)	3	18	19,294	176,738	196,032	8.8%	468,396	3,938,880	4,407,276	7.4%	1,931,256	6.0%
2014 (5)	2	24	76,816	270,741	347,557	15.6%	1,592,976	6,547,836	8,140,812	13.7%	3,100,298	9.6%
2015	3	15	8,919	43,310	52,229	2.3%	121,560	1,346,016	1,467,576	2.5%	703,838	2.2%
2016	2	4	17,737	6,380	24,117	1.1%	429,108	199,344	628,452	1.1%	508,846	1.6%

	98	227	907,169	1,326,850	2,234,019	100.0%	20,441,832	38,764,968	59,206,800	100.0%	32,362,214	100.0%

(1)	Total Annualized Base Rent is the monthly contractual base rent as of December 31, 2005 multiplied by 12.

(2)	A subsidiary of General Dynamics is obligated under the lease which currently expires in February 2011. Tenant has one time right to terminate lease with respect to 42,326 square feet in February 2008 subject to 12 months prior notice and certain termination penalties.

(3)	America Online’s lease currently expires in December 2012. Tenant has option to terminate its lease in 2010 subject to nine months notice and a lease termination payment of one year’s base rent.

(4)	The General Services Administration which leases 144,551 square feet in the Suffolk Building, has the right to terminate its lease in 2010, subject to six months notice. The lease currently expires in 2013.

(5)	A subsidiary of Northrop Grumman has the option to terminate a portion of its lease for 118,421 square feet in whole or in part in 2009, subject to three months notice.

Columbia Equity Trust — Fourth Quarter Supplemental Information

Leasing Activity — Wholly Owned
For the quarter ended December 31, 2005

Acquired During Quarter
	14700			Loudoun					Patrick	Total
	Lee Road	Greenbriar	Fair Oaks	Gateway IV	Meadows IV	Park Plaza II	Sherwood	Oakton	Henry	Wholly

Columbia Ownership Interest	100%	100%	100%	100%	100%	100%	100%	100%	100%
Occupancy at 12/31/2005	100%	82%	84%	100%	100%	98%	100%	100%	92%	95%

Leases
Expired	—	—	—	—	—	—	—	—	—	—
Renewed	—	—	—	—	—	—	—	—	—	—
Vacated	—	—	—	—	—	—	—	—	—	—

Net Rentable Area
Expired	—	—	—	—	—	—	—	—	—	—
Renewed/ Expansion	—	—	—	—	—	—	—	—	—	—
Vacated/ Downsize	—	—	—	—	—	—	—	—	—	—

Rent Per Square Foot
Average Expired Rent PSF	—	—	—	—	—	—	—	—	—	—
Average Renewed Rent PSF	—	—	—	—	—	—	—	—	—	—
Average Vacated Rent PSF	—	—	—	—	—	—	—	—	—	—
Rent Growth on Renewed Leases	—	—	—	—	—	—	—	—	—	—

Renewals
Average Term (Years)	—	—	—	—	—	—	—	—	—	—
Avg. Tenant Improvement	—	—	—	—	—	—	—	—	—	—
Avg. Leasing Commission		—	—	—	—	—	—	—	—	—

Quarter Renewal Effective (by NRA)
Q4 2005	—	—	—	—	—	—	—	—	—	—
Q1 2006	—	—	—	—	—	—	—	—	—	—
Q2 2006	—	—	—	—	—	—	—	—	—	—
Q3 2006	—	—	—	—	—	—	—	—	—	—
Q4 2006	—	—	—	—	—	—	—	—	—	—
Q1 2007	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

New Leases and Expansions
Leases	—	1	—	—	—	—	—	—	1	2
Net Rentable Area	—	6,295	—	—	—	—	—	—	1,550	7,845
Rent PSF	—	$21.50	—	—	—	—	—	—	$20.25	$21.25
Average Term (Years)	—	10.0	—	—	—	—	—	—	5.0	9.0
Avg. Tenant Improvement	—	$20.00	—	—	—	—	—	—	$15.00	$19.01
Avg. Leasing Commission	—	6.0%	—	—	—	—	—	—	6.0%	6.0%
Note: Expired leases include those leases renewed in a quarter other than the one in which they are scheduled to expire.

Columbia Equity Trust — Fourth Quarter Supplemental Information

Leasing Activity — Joint Ventures
For the quarter ended December 31, 2005

	1575 Eye		Barlow	Independence	King	Madison	Suffolk	Victory	Total
	Street	Atrium	Building	Center	Street	Place	Building	Point	J.V.

Columbia Ownership Interest	9.2%	37.0%	40.0%	14.7%	50.0%	50.0%	36.5%	10.0%
Occupancy at 12/31/2005	99.0%	100.0%	94.0%	92.0%	87.0%	79.0%	100.0%	0.0%	85%
Leases
Expired	3	—	4	—	1	—	—	—	8
Renewed	3	—	3	—	—	—	—	—	6
Vacated	—	—	1	—	1	—	—	—	2
Net Rentable Area
Expired	21,611	—	10,188	—	3,953	—	—	—	35,752
Renewed/ Expansion	21,611	—	9,412	—	—	—	—	—	31,023
Vacated/ Downsize	—	—	776	—	3,953	—	—	—	4,729
Rent Per Square Foot
Average Expired Rent PSF	$33.65	—	$40.33	—	$30.39	—	—	—	$35.19
Average Renewed Rent PSF	$36.87	—	$37.28	—	—	—	—	—	$36.99
Average Vacated Rent PSF	—	—	$46.39	—	$30.39	—	—	—	$33.02
Rent Growth on Renewed Leases	9.6%	—	(7.6)%	—	—	—	—	—	3.6%
Renewals
Average Term (Years)	8.1	—	5.0	—	—	—	—	—	7.2
Avg. Tenant Improvement	$24.37	—	$5.00	—	—	—	—	—	$18.49
Avg. Leasing Commission	3.6%	—	2.8%	—	—	—	—	—	3.4%
Quarter Renewal Effective (by NRA)
Q4 2005	—	—	—	—	—	—	—	—	—
Q1 2006	21,611	—	—	—	—	—	—	—	21,611
Q2 2006	—	—	—	—	—	—	—	—	—
Q3 2006	—	—	1,564	—	—	—	—	—	1,564
Q4 2006	—	—	7,848	—	—	—	—	—	7,848
Q1 2007	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—
New Leases and Expansions
Leases	—	—	1	—	—	1	—	1	3
Net Rentable Area	—	—	776	—	—	3,025	—	25,645	29,446
Rent PSF	—	—	$115.00	—	—	$26.75	—	$26.25	$28.64
Average Term (Years)	—	—	10.0	—	—	5.0	—	10.0	9.5
Avg. Tenant Improvement	—	—	$150.00	—	—	$19.89	—	$40.00	$40.83
Avg. Leasing Commission	—	—	1.8%	—	—	3.0%	—	5.8%	5.4%
Note: Expired leases include those leases renewed in a quarter other than the one in which they are scheduled to expire.

Columbia Equity Trust — Fourth Quarter Supplemental Information

Capital Expenditure and Tenant Improvement Summary
Capital Expenditures and Tenant Improvements

	Q3 2005		Q4 2005
	Actual Dollars	Per Square Foot	Actual Dollars	Per Square Foot

Non-revenue Enhancing/ Recurring Capital Expenditures	$55,778	$0.05	$29,308	$0.02
Second Generation Tenant Improvements	402,159	0.32	248,448	0.18

	457,937	0.37	277,756	0.20

Revenue Enhancing/ Non Recurring Capital Expenditures	48,318	0.04	54,902	0.04
First Generation Tenant Improvements	659,808	0.53	310,670	0.22

	708,126	0.57	365,572	0.26
Information provided on this page includes historical capital expenditures and tenant improvements for Columbia’s wholly owned properties and its pro rata share of these costs for the joint ventures in which it maintains an ownership interest. Per square foot metrics include Columbia’s pro rata share of joint venture net rentable area.
Properties incurring second generation tenant improvements during the quarter included: Barlow, Fair Oaks, Independence Center I, King Street, and Sherwood.
Properties incurring first generation tenant improvements during the quarter included: Greenbriar and Madison Place.

Columbia Equity Trust — Fourth Quarter Supplemental Information

Selected Supplemental Information Definitions
Adjusted Funds From Operations
Adjusted funds from operations is a non-GAAP financial measure. We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-real estate depreciation; (ii) amortization of deferred financing costs; (iii) non-cash compensation; (iv) loss from early extinguishment of debt; (v) straight line rents; (vi) fair value of lease revenue amortization; (vii) expenditures for second generation tenant improvements and leasing commissions; and (viii) non-revenue enhancing and recurring capital expenditures. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO.
Adjusted FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.
First Generation Tenant Improvements and Leasing Commissions
Represent actual tenant improvements, lease commissions, and other leasing costs incurred for leasing of space not previously occupied or vacant at the time of acquisition.
Funds From Operations
Funds from operations is a widely recognized measure of REIT operating performance. FFO is a non-GAAP financial measure. As defined by the National Association of Real Estate Investment Trusts, or NAREIT, funds from operations, or FFO, represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. Our interpretation of the NAREIT definition is that minority interest in net income (loss) should be added back (deducted) from net income (loss) as part of reconciling net income (loss) to FFO. We present FFO because we believe it facilitates an understanding of the operating performance of our Company without giving effect to real estate depreciation and amortization, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in

Columbia Equity Trust — Fourth Quarter Supplemental Information

occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. Our FFO computation may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition or that interpret the NAREIT definition differently than we do. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (loss) (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including cash distributions to stockholders.
Non-Revenue Enhancing /Recurring Capital Expenditures
Represent building improvements and costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”
Revenue Enhancing /Non-Recurring Capital Expenditures
Represent costs incurred: (1) that we identified as necessary at the time of an acquisition and are completed as soon as practicable and possible after acquisition; (2) to expand rentable square footage in a project; or (3) to upgrade the “operating standard” of a property.
Second Generation Tenant Improvements and Leasing Commissions
Represent actual tenant improvements, lease commissions, and other leasing costs incurred for leasing of space previously occupied during Columbia’s ownership of the asset. Second generation space excludes square footage vacant at acquisition.